UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2014

GREAT PLAINS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4060 NE 95th Rd, Wildwood, FL	34785
(Address of principal executive offices)	(Zip Code)

(352) 561-8182
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

On October 31, 2014, Great Plains Holdings, Inc. (“we,” “us,” “our,”) through our wholly owned subsidiary Ashland Holdings, LLC (“Ashland”), completed the purchase of a 960 square foot residential property located at 13537 County Road 109E-1, Lady Lake, Florida 32159 (the “Property”) from Jonathan and Jessica Delavan (the “Sellers”) who are unrelated parties.  We paid a total of $53,000 in cash for the Property, plus fees, taxes, assessments and other closing costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS HOLDINGS, INC.
Date: November 6, 2014	By: /s/ Kent Campbell
Kent Campbell, Chief Executive Officer